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                                                                    Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         As independent registered public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 033-53524, as amended, and 333-69057), of our report dated September 28, 2007 related to the consolidated financial statements of Dynatronics Corporation included in this Form 10-KSB/A for the fiscal years ended June 30, 2007 and 2006.





/s/ Tanner LC


Salt Lake City, Utah
August 26, 2009


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